UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

KAYDON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12640	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On April 6, 2005, Kaydon Corporation (the “Company”) filed a Current Report on Form 8-K reporting that on March 31, 2005 the Company’s Board of Directors appointed James O’Leary as a Director to fill a vacancy. At the time of the required filing, the Company had not yet determined the committee or committees of the Company’s Board of Directors to which Mr. O’Leary would be named.

          At its annual meeting held on May 6, 2005, the Company’s Board of Directors appointed Mr. O’Leary to its audit committee and its compensation committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2005	KAYDON CORPORATION
	By:	/s/ John F. Brocci

John F. Brocci
Vice President Administration & Secretary